UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:                                                                                     811-02340

Montgomery Street Income Securities, Inc.
(Exact name of registrant as specified in charter)

225 West Wacker Drive, Suite 1200
Chicago, Illinois 60606
(Address of principal executive office)

Mark D. Nerud
225 West Wacker Drive, Suite 1200
Chicago, Illinois 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (312) 338-5801

Date of fiscal year end:                                           December 31

Date of Reporting Period:                                           January 1, 2010 – March 31, 2010

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5).  The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Schedule of Investments.

Montgomery Street Income Securities, Inc. (the "Fund")
Investment Portfolio (Unaudited)	as of March 31, 2010

	Principal
	Amount ($)	Value ($)

CORPORATE BONDS - 74.9%
CONSUMER DISCRETIONARY - 3.7%
COX Communications Inc., 6.25%, 06/01/18 (a) (i)	263,000	279,702
Desarrolladora Homex SAB de CV, 7.50%, 09/28/15	111,000	112,665
Group Televisa SA, 6.63%, 01/15/40	352,000	351,498
MGM Mirage Inc., 6.75%, 04/01/13	1,000,000	905,000
MGM Mirage Inc., 13.00%, 11/15/13	1,000,000	1,165,000
MGM Mirage Inc., 11.13%, 11/15/17 (a) (i)	550,000	618,750
TCI Communications Inc., 8.75%, 08/01/15	35,000	42,484
Time Warner Cable Inc., 8.25%, 04/01/19	590,000	713,952
Wynn Las Vegas LLC, 7.88%, 11/01/17 (a) (i)	2,200,000	2,238,500
		6,427,551
CONSUMER STAPLES - 3.8%
Altria Group Inc., 9.70%, 11/10/18	3,000,000	3,688,887
Anheuser-Busch InBev Worldwide Inc., 5.38%, 11/15/14 (a) (i)	1,000,000	1,083,106
Anheuser-Busch InBev Worldwide Inc., 7.75%, 01/15/19 (a) (i)	360,000	428,177
Kraft Foods Inc., 4.13%, 02/09/16	875,000	886,644
Kraft Foods Inc., 5.38%, 02/10/20	512,000	520,374
		6,607,188
ENERGY - 10.2%
Coffeyville Resources LLC, 9.00%, 04/01/15 (a) (h)	1,125,000	1,144,688
Continental Resources Inc., 7.38%, 10/01/20 (a) (h)	1,000,000	991,250
El Paso Corp., 7.00%, 06/15/17	580,000	591,942
Energy Transfer Partners LP, 8.50%, 04/15/14	200,000	232,665
Energy Transfer Partners LP, 9.00%, 04/15/19	1,000,000	1,227,912
Kinder Morgan Energy Partners LP, 9.00%, 02/01/19	1,400,000	1,746,783
Kinder Morgan Energy Partners LP, 6.85%, 02/15/20	1,000,000	1,121,826
Motiva Enterprises LLC, 5.75%, 01/15/20 (a) (i)	274,000	286,823
NGPL PipeCo LLC, 6.51%, 12/15/12 (a) (i)	2,000,000	2,194,252
Petrobras International Finance Co., 7.88%, 03/15/19	2,000,000	2,339,116
Petroleos Mexicanos, 6.00%, 03/05/20 (a) (i)	340,000	348,500
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.30%, 09/30/20 (h)	1,000,000	1,025,000
Rockies Express Pipeline LLC, 6.25%, 07/15/13 (a) (i)	3,000,000	3,264,255
Rockies Express Pipeline LLC, 5.63%, 04/15/20 (a) (i)	1,000,000	984,516
Transcontinental Gas Pipe Line Corp., 6.40%, 04/15/16	250,000	280,986
		17,780,514

	Principal
	Amount ($)	Value ($)

FINANCIALS - 39.9%
ABN AMRO Holding NA, 6.52% (callable at 100 beginning 11/08/12) (c) (d)	1,000,000	850,000
American Express Co., 6.15%, 08/28/17	1,000,000	1,079,430
American Express Credit Corp., 7.30%, 08/20/13	800,000	897,930
American International Group Inc., 4.95%, 03/20/12	3,000,000	3,061,239
American International Group Inc., 8.25%, 08/15/18	1,000,000	1,049,280
Australia & New Zealand Banking Group Ltd., 5.10%, 01/13/20 (a) (i)	1,000,000	999,920
BAC Capital Trust XI, 6.63%, 05/23/36	120,000	109,622
Barclays Bank Plc, 5.00%, 09/22/16	1,000,000	1,027,870
Barclays Bank Plc, 10.18%, 06/12/21 (a) (i)	1,400,000	1,827,056
Barclays Bank Plc, 7.43% (callable at 100 beginning 12/15/17) (a) (c) (d) (i)	200,000	197,000
Capital One Capital V, 10.25%, 08/15/39	1,000,000	1,184,685
CBA Capital Trust II, 6.02% (callable at 100 beginning 03/15/16) (a) (c) (d) (i)	200,000	188,772
CIT Group Inc., 7.00%, 05/01/13	3,900,000	3,792,750
Citigroup Inc., 6.01%, 01/15/15	3,500,000	3,676,988
Citigroup Inc., 8.50%, 05/22/19	1,235,000	1,441,475
Commonwealth Bank of Australia, 5.00%, 10/15/19 (a) (i)	1,000,000	1,005,029
FCE Bank Plc, 7.13%, 01/16/12	3,000,000	4,143,143
Ford Motor Credit Co. LLC, 7.50%, 08/01/12	360,000	372,773
GMAC Inc., 6.88%, 09/15/11	1,000,000	1,016,250
GMAC Inc., 6.88%, 09/15/11	1,000,000	1,013,906
GMAC Inc., 7.00%, 02/01/12	1,000,000	1,017,500
GMAC Inc., 6.63%, 05/15/12	1,000,000	1,010,000
Goldman Sachs Group Inc., 5.95%, 01/18/18	1,000,000	1,049,148
Goldman Sachs Group Inc., 5.38%, 03/15/20	1,000,000	990,751
JPMorgan Chase & Co., 6.00%, 01/15/18	2,000,000	2,171,404
JPMorgan Chase & Co., 7.90% (callable at 100 beginning 04/30/18) (c) (d)	1,000,000	1,066,100
JPMorgan Chase Bank NA, 5.88%, 06/13/16	640,000	688,524
JPMorgan Chase Capital XV, 5.88%, 03/15/35	205,000	186,534
LBG Capital No.1 Plc, 7.88%, 11/01/20	450,000	405,000
Manufacturers & Traders Trust Co., 5.59%, 12/28/20 (callable at 100 beginning 12/28/15) (c)	410,000	376,914
Mellon Capital IV, 6.24% (callable at 100 beginning 06/20/12) (c) (d)	570,000	527,250
Merrill Lynch & Co. Inc., 6.05%, 05/16/16	580,000	591,398
Merrill Lynch & Co. Inc., 6.88%, 04/25/18	4,550,000	4,903,394
Morgan Stanley, 7.30%, 05/13/19	1,500,000	1,657,214
Rabobank Capital Funding Trust III, 5.25% (callable at 100 beginning 10/21/16) (a) (c) (d) (i)	800,000	699,994

	Principal
	Amount ($)	Value ($)

Rabobank Nederland NV, 11.00% (callable at 100 beginning 06/30/19) (a) (c) (d) (i)	1,000,000	1,286,859
Regions Financial Corp., 7.75%, 11/10/14	550,000	578,678
RSHB Capital SA, 7.75%, 05/29/18	100,000	112,250
Santander US Debt SA Unipersonal, 1.09%, 03/30/12 (a) (b) (i)	900,000	899,449
Simon Property Group LP, 5.45%, 03/15/13	1,400,000	1,469,331
SLM Corp., 5.38%, 01/15/13	2,000,000	1,975,294
SLM Corp., 8.45%, 06/15/18	1,000,000	1,011,361
State Street Capital Trust IV, 1.26%, 06/15/37 (b)	670,000	502,594
TNK-BP Finance SA, 7.50%, 03/13/13	2,000,000	2,167,500
TNK-BP Finance SA, 7.25%, 02/02/20	1,000,000	1,047,400
TransCapitalInvest Ltd., 8.70%, 08/07/18	2,250,000	2,688,750
UBS AG Stamford, 5.88%, 12/20/17	1,000,000	1,035,663
UBS Preferred Funding Trust I, 8.62% (callable at 100 beginning 10/01/10) (c) (d)	670,000	663,423
UBS Preferred Funding Trust V, 6.24% (callable at 100 beginning 05/15/16) (c) (d)	1,100,000	990,000
USB Capital IX, 6.19% (callable at 100 beginning 04/15/11) (c) (d)	625,000	534,375
USB Realty Corp., 6.09% (callable at 100 beginning 01/15/12) (a) (c) (d) (i)	600,000	486,750
Wachovia Corp., 5.50%, 05/01/13	1,000,000	1,079,967
Wachovia Corp., 5.75%, 02/01/18	1,000,000	1,063,073
Wells Fargo Capital XIII, 7.70% (callable at 100 beginning 03/26/13) (c) (d)	1,100,000	1,135,750
White Nights Finance BV, 10.50%, 03/25/14	2,000,000	2,382,000
		69,386,710
HEALTH CARE - 3.3%
Biomet Inc., 10.00%, 10/15/17	2,000,000	2,205,000
Biomet Inc., 10.38%, 10/15/17	385,000	423,500
HCA Inc., 9.25%, 11/15/16	950,000	1,009,969
HCA Inc., 8.50%, 04/15/19 (a) (i)	2,000,000	2,151,250
		5,789,719
MATERIALS - 8.8%
Anglo American Capital Plc, 9.38%, 04/08/14 (a) (i)	543,000	652,263
ArcelorMittal, 9.00%, 02/15/15	515,000	615,078
ArcelorMittal, 9.85%, 06/01/19	1,000,000	1,270,997
Barrick Gold Corp., 6.95%, 04/01/19	130,000	148,746
Cliffs Natural Resources Inc., 5.90%, 03/15/20	1,000,000	1,024,133
Dow Chemical Co., 6.00%, 10/01/12	2,000,000	2,177,148
Dow Chemical Co., 8.55%, 05/15/19	990,000	1,197,644
Georgia-Pacific Corp., 7.00%, 01/15/15 (a) (i)	1,000,000	1,035,000

	Principal
	Amount ($)	Value ($)

Georgia-Pacific LLC, 9.50%, 12/01/11	1,000,000	1,095,000
Georgia-Pacific LLC, 8.25%, 05/01/16 (a) (i)	390,000	425,100
GTL Trade Finance Inc., 7.25%, 10/20/17 (h)	2,000,000	2,145,000
Rio Tinto Finance USA Ltd., 5.88%, 07/15/13	635,000	697,988
Rio Tinto Finance USA Ltd., 9.00%, 05/01/19	200,000	256,686
Steel Dynamics Inc., 7.38%, 11/01/12	2,000,000	2,080,000
Teck Resources Ltd., 10.75%, 05/15/19	360,000	441,000
		15,261,783
TELECOMMUNICATION SERVICES - 4.3%
America Movil SAB de CV, 5.00%, 03/30/20 (a) (i)	1,700,000	1,675,972
Qwest Communications International Inc., 7.50%, 02/15/14 (e)	800,000	814,000
Rogers Communications Inc., 7.50%, 03/15/15	679,000	792,530
Sprint Capital Corp., 7.63%, 01/30/11	1,000,000	1,028,750
Sprint Capital Corp., 8.38%, 03/15/12	2,000,000	2,080,000
Verizon Wireless Capital LLC, 8.50%, 11/15/18	538,000	671,241
Wind Acquisition Finance SA, 11.75%, 07/15/17 (a) (i)	410,000	453,050
		7,515,543
UTILITIES - 0.9%
Consumers Energy Co., 6.70%, 09/15/19	540,000	610,439
Florida Power Corp., 5.80%, 09/15/17	195,000	212,379
NRG Energy Inc., 7.25%, 02/01/14	210,000	211,575
Pacific Gas & Electric Co., 8.25%, 10/15/18	459,000	560,328
		1,594,721
Total Corporate Bonds (cost $129,152,555)		130,363,729

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 14.1%
Ally Auto Receivables Trust, (2009, B, A3), 1.98%, 10/15/13 (a) (i)	1,000,000	1,010,252
American Airlines Pass Through Trust (insured by AMBAC Assurance Corp.), 7.86%, 10/01/11	1,000,000	1,012,500
American Airlines Pass Through Trust, 10.38%, 07/02/19	993,113	1,149,528
Banc of America Funding Corp. REMIC, (2004, A, 1A3), 4.95%, 09/20/34 (b)	1,789,417	1,803,102
Banc of America Mortgage Securities Inc. REMIC, (2005, H, 2A5), 4.79%, 09/25/35 (b)	1,065,000	866,035
Bayview Commercial Asset Trust, (2007, 4A, IO) Interest Only, 1.44%, 09/25/37 (a) (g) (i)	6,225,214	579,206
Bayview Commercial Asset Trust REMIC, (2007, 2A, IO), Interest Only, 2.66%, 07/25/37 (a) (b) (g) (i)	6,007,566	518,129
Bayview Financial Acquisition Trust REMIC, (2007, B, 2A1), 0.55%, 08/28/37 (b)	989,115	908,169
Bear Stearns Adjustable Rate Mortgage Trust REMIC, (2004, 6, 2A1), 3.73%, 09/25/34 (b)	945,610	774,053
Citigroup Mortgage Loan Trust Inc. REMIC, (2004, NCM2, 1CB2), 6.75%, 08/25/34	513,507	489,238
Continental Airlines Class A Pass Through Trust, 9.00%, 07/08/16	1,959,572	2,116,339
Countrywide Alternative Loan Trust REMIC, (2004, 14T2, A4), 5.50%, 08/25/34	199,916	190,154

	Principal
	Amount ($)	Value ($)

Countrywide Alternative Loan Trust REMIC, (2004, 35T2, A1), 6.00%, 02/25/35	147,118	129,315
Countrywide Asset-Backed Certificates REMIC, (2006, 23, 2A1), 0.30%, 05/25/37 (b)	104,374	102,659
Credit Suisse First Boston Mortgage Securities Corp. REMIC, (2004, AR8, 2A1), 3.43%, 09/25/34 (b)	1,694,359	1,550,116
Credit-Based Asset Servicing and Securitization LLC, (2006, SC1, A), 0.52%, 05/25/36 (a) (b) (i)	127,624	84,520
Delta Air Lines Inc. Pass Through Trust, 7.11%, 09/18/11	2,000,000	2,090,000
GE Business Loan Trust REMIC, (2006, 1A, IO), Interest Only, 0.44%, 06/15/10 (a) (b) (g) (i)	13,488,793	20,224
GMAC Mortgage Corp. Loan Trust REMIC (insured by Financial Guaranty Insurance Co.), (2006, HE3, A2),
5.75%, 10/25/36 (b)	362,584	202,706
Lehman Brothers Small Balance Commercial REMIC, (2006, 2A, 2A2), 5.62%, 09/25/36 (a) (b) (i)	255,000	189,923
Marlin Leasing Receivables LLC, (2006, 1A, A4), 5.33%, 09/16/13 (a) (i)	123,957	124,632
Nationstar NIM Trust, (2007, A, A), 9.97%, 03/25/37 (a) (g) (i)	22,008	7
Residential Asset Securitization Trust REMIC, (2005, A1, A3), 5.50%, 04/25/35	2,494,415	2,075,857
Sigma Finance, Inc. (f) (g) (h)	354,680	15,074
Systems 2001 Asset Trust LLC (insured by MBIA), (2001, CL, B), 7.16%, 12/15/11 (a) (i)	142,194	148,891
Truman Capital Mortgage Loan Trust, (2006, 1, A), 0.51%, 03/25/36 (a) (b) (i)	2,183,590	1,345,642
United Air Lines Inc., 10.40%, 11/01/16	2,000,000	2,150,000
Washington Mutual Mortgage Pass-Through Certificates REMIC, (2005, AR16, 1A3), 5.08%, 12/25/35 (b)	1,320,000	996,354
Wells Fargo Mortgage Backed Securities Trust REMIC, (2006, 1, A3), 5.00%, 03/25/21	1,116,411	1,080,337
Wells Fargo Mortgage Backed Securities Trust REMIC, (2006, AR8, 2A3), 5.13%, 04/25/36 (b)	872,260	785,832
Total Non-U.S. Government Agency Asset-Backed Securities (cost $26,974,170)		24,508,794

GOVERNMENT AND AGENCY OBLIGATIONS - 10.7%
GOVERNMENT SECURITIES - 10.1%
Sovereign - 0.2%
Banco Nacional de Desenvolvimento Economico e Social, 5.50%, 07/12/20 (a) (i)	400,000	396,000

U.S. Treasury Securities - 9.9%
U.S. Treasury Bond, 4.38%, 11/15/39	539,000	509,692
U.S. Treasury Bond, 4.63%, 02/15/40	595,000	586,447
U.S. Treasury Note, 2.25%, 05/31/14	10,341,000	10,354,733
U.S. Treasury Note, 2.25%, 01/31/15	3,944,000	3,901,172
U.S. Treasury Note, 2.38%, 02/28/15	211,000	209,549
U.S. Treasury Note, 3.38%, 11/15/19	428,000	412,987
U.S. Treasury Note, 3.63%, 02/15/20	1,334,000	1,311,281
		17,285,861
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.6%
Federal Home Loan Mortgage Corp. - 0.4%
Federal Home Loan Mortgage Corp. REMIC, 7.00%, 08/15/21	20,032	21,986
Federal Home Loan Mortgage Corp. REMIC, 1.87%, 07/25/44 (b)	691,527	663,300
		685,286

	Principal
	Amount ($)	Value ($)

Federal National Mortgage Association - 0.2%
Federal National Mortgage Association REMIC, 5.00%, 06/25/34	317,151	330,333
Total Government and Agency Obligations (cost $18,523,715)		18,697,480

SHORT TERM INVESTMENTS - 12.3%
Repurchase Agreement - 12.3%
Repurchase Agreement with Citigroup Global Markets Inc., 0.10% (Collateralized by $10,969,465 Federal Home Loan Mortgage Corp., 4.00%, due on 07/01/24, value $11,122,009) acquired on 03/31/10, due 04/01/10 at $10,800,030	10,800,000	10,800,000
Repurchase Agreement with Credit Suisse Securities LLC, 0.05% (Collateralized by $10,626,000 U.S. Treasury Note, 2.63%, due on 06/30/14, value $10,787,050) acquired on 03/31/10, due 04/01/10 at $10,600,015	10,600,000	10,600,000
Total Short Term Investments (cost $21,400,000)		21,400,000
Total Investments - 112.0% (cost $196,050,440)		194,970,003
Other Assets and Liabilities, Net - (12.0%)		(20,856,369)
Total Net Assets - 100%		$ 174,113,634

Montgomery Street Income Securities, Inc.
March 31, 2010 (Unaudited)

Notes to the Investment Portfolio (Unaudited)
(a) Restricted Rule 144A or Section 4(2) security. Rule 144A or Section 4(2) of the Securities Act of 1933, as amended, provides an exemption from the registration requirements for resale of this security to institutional buyers.
(b) Floating rate note. Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. These securities are shown at their current rate as of March 31, 2010.
(c) Interest rate is fixed until stated call date and variable thereafter.
(d) Perpetual maturity security.
(e) Security is a "step-up" bond where the coupon may increase or step up at a future date. Rate stated was the coupon as of March 31, 2010.
(f) Security is in default relating to principal, dividends and/or interest.
(g) Security fair valued in good faith in accordance with the procedures established by the Fund's Board of Directors ("the Board"). As of March 31, 2010, the value of fair valued securities was $1,117,566 (0.6% of net assets).
(h) Illiquid Security. At March 31, 2010, the total value of illiquid securities was $5,321,012 (3.1% of net assets).
(i) Rule 144A or Section 4(2) Liquid Security. The Fund's investment adviser has deemed this security to be liquid based on procedures approved by the Board. As of March 31,
2010, the aggregate value of Rule 144A or Section 4(2) Liquid Securities was $30,127,472 (17.3% of net assets).

Abbreviations:
MBIA - Municipal Bond Investors Assurance
NIM - Net Interest Margin
REMIC - Real Estate Mortgage Investment Conduit

Security Valuation
Investments are stated at value determined as of the close of regular trading (generally, 4:00 PM Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the exchange is open for trading.  Debt securities are valued by independent pricing services approved by, or at the direction of, the Board.  Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.  If the pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or widely used quotation system.  Investments in the securities lending collateral funds which provide daily liquidity are valued as a practical expedient at the daily reported net asset value (“NAV”) calculated by the issuer of the fund as of the close of the NYSE on the valuation date.  Forward foreign currency contracts are valued at the forward foreign currency exchange rate as of the close of the NYSE.  Futures and option contracts are valued based upon their quoted daily settlement prices.  In the event that the settlement price is unavailable, the closing price will be used for valuation.  Exchange traded derivatives, including futures and options, are valued at last sales price as of the close of business on the primary exchange.  Fixed income securities with a remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, unless it is determined that such price does not approximate market value.

Market quotations may not be readily available for certain debt and derivative investments.  If market quotations are not readily available or if it is determined that a quotation of an investment does not represent market value, then the investment is valued at a “fair value” as determined in good faith using procedures approved by the Board.  Although there can be no assurance, in general, the fair value of a security is the amount the owner of such security might reasonably expect to receive upon its current sale.  Situations that may require a security to be fair valued include instances where a security is thinly traded or restricted as to resale.  In addition, securities may be fair valued based on the occurrence of a significant event.  Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults.  Alternatively, significant events may affect an entire market, such as natural disasters or government actions.  Under the procedures adopted by the Board, Jackson Fund Services (“JFS” or the “Administrator”) may rely on independent pricing services or other sources to assist in determining the fair value of a security.  Factors considered to determine fair value include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading or other market data.  The value of an investment for purposes of calculating the Fund’s NAV can differ depending on the source and method used to determine the value.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosure”
This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  Various inputs are used in determining the value of a fund’s investments under FASB ASC Topic 820 guidance.  The inputs are summarized into three broad categories.  Level 1 includes exchange-listed prices.  Level 2 includes valuations determined from significant direct or indirect observable inputs.  Direct observable inputs include broker quotes, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values.  Indirect observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings.  Level 2 includes valuations of vendor-evaluated debt instruments, broker quotes in active markets, securities valued at amortized cost, modeled over-the-counter derivatives contracts and securities lending collateral.  Level 3 includes valuations determined from significant unobservable inputs including management's own assumptions in determining the fair value of the investment.  Inputs used to determine   the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features or maturity; or industry specific inputs such as trading activity of similar markets or securities, changes in the security’s underlying index or comparable securities’ models.  Level 3 valuations include certain single source quotes received from brokers (either directly or through a vendor), securities restricted to resale due to market events, newly issued securities or securities for which reliable quotes are not available.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund's investments in securities and other financial instruments as of March 31, 2010 by valuation level.

	Assets - Securities
	Level 1	Level 2	Level 3	Total
Corporate Bonds	$ -	$130,363,729	$ -	$ 130,363,729
Non-U.S. Government Agency Asset Backed Securities	-	23,391,228	1,117,566	24,508,794
Government and Agency Obligations	-	18,697,480	-	18,697,480
Short Term Investments	-	21,400,000	-	21,400,000
Fund Total	$ -	$193,852,437	$ 1,117,566	$ 194,970,003

		Transfers In		Total		Change In Unrealized
	Balance At	and/or (Out) of		Realized and	Balance At	Appreciation/(Depreciation) during
	Beginning of	Level 3 During	Net	Unrealized	End of	the Period for Level 3 Investments
	Period	the Period	(Sales)	Gain/(Loss)	Period	Held at March 31, 2010
Non-U.S. Government Agency Asset Backed Securities	$ 1,552,377	$ -	$ (563,520)	$ 128,709	$ 1,117,566	$ 60

Securities Loaned
The Fund has entered into a securities lending arrangement with The Bank of New York Mellon (the “Custodian”).  Under the terms of the agreement, the Fund receives a fee equal to a percentage of the net income generated by the collateral held and each lending transaction.  The Custodian is authorized to loan securities on behalf of the Fund to approved borrowers and is required to maintain collateral at least equal to the value of the securities loaned.

Cash collateral is invested in the BNY Mellon Securities Lending Overnight Fund and BNY Mellon SL DBT II Liquidating Fund.  Both the BNY Mellon Securities Lending Overnight Fund and the BNY Mellon SL DBT II Liquidating Fund are pooled investment funds, each constituting a series within a Delaware business trust sponsored by the Custodian and approved by the Board.  Please see below for further discussion regarding events affecting the collateral during 2008-2009.  The Fund is responsible for returning the full amount of collateral received for a particular loan when the borrower returns the applicable security.  In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights.  In addition, there could be a decline in the value of the collateral or in the value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of access to income during that period.  The Fund also bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

During 2008, certain securities in the Mellon GSL DBT II Collateral Fund defaulted and were segregated into Mellon GSL Reinvestment Trust II, a separate series within the same Delaware business trust.  The issuer of the investments comprising Mellon GSL Reinvestment Trust II, Sigma Finance, Inc., entered receivership in October 2008 and the majority of the issuer's assets were liquidated in December 2008.  Based on the plan of distribution approved by the receivers, proceeds to be received by the Fund are not expected to be material.  On October 31, 2009, the Fund settled the payable for the securities lending collateral attributable to the Mellon GSL Reinvestment Trust II by payment of an amount equal to the amortized cost for the Sigma Finance, Inc. securities held in the Mellon GSL Reinvestment Trust II and the investment was removed from the securities lending collateral pool.  The Fund’s investment in Sigma Finance, Inc. was valued at $0.0425 at March 31, 2010.  Values were determined using methodologies consistent with those previously described in “Security Valuation”.  The amortized cost of the Fund’s investment in Sigma Finance, Inc. is equivalent to the par value reported in the Investment Portfolio.  The Custodian completed an orderly unwind of the securities lending program on February 19, 2010.  The Fund had no securities on loan at March 31, 2010.

Financial Accounting Standards Board ("FASB") Topic 815,  “Derivatives and Hedging"
This standard includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit-related contingent features in derivative instruments, as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses and volume of activity for derivative instruments.  Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure that is categorized as credit, equity price, interest rate, and foreign currency exchange rate risk.  The objectives, strategies and underlying risks for each instrument are presented in these Notes to the Investment Portfolio.  At March 31, 2010, the Fund held no open derivative investments.

Foreign Currency Translations
Foreign Currency Translations.  The accounting records of the Fund are maintained in U.S. dollars.  Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars generally using exchange rates in effect as of 4:00 PM Eastern Time.  Purchases and sales of investment securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities.  Such fluctuations are included in net realized gain (loss) on investment transactions and net change in unrealized appreciation (depreciation) on investments, respectively.

Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes and arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from portfolio and transaction hedges.  Net change in unrealized appreciation (depreciation) on foreign currency related items arises from changes in the fair value of assets and liabilities, other than investments in securities, at period end resulting from changes in exchange rates.

Futures Contracts
The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives.  The Fund may use futures contracts to manage its exposure to or hedge against changes in securities prices and interest rates or as an efficient means of adjusting overall exposure to certain markets.  Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the "initial margin".  The Fund receives from or pays to the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts.  Such receipts or payments, known as the "variation margin”, are recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by the Fund and the prices of the futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market.  The Fund did not hold futures contracts at March 31, 2010.

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, it is not subject to registration or regulation as a commodity pool operator under that Act.

Forward Foreign Currency Contracts
The Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives.  The Fund may enter into forward foreign currency contracts, generally to hedge foreign currency exposure between trade date and settlement date on security purchases and sales or to minimize foreign currency risk on portfolio securities denominated in foreign currencies.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future.  The market value of a forward foreign currency contact fluctuates with changes in foreign currency exchange rates.  Forward foreign currency contracts are marked-to-market daily and change in value is recorded by the Fund as unrealized gain or loss and as a receivable or payable from forward foreign currency contracts.  Upon delivery or receipt of the currency, realized gain or loss which is equal to the difference between the value of the contract at the time it is opened and the value at the time it is closed is recorded.  Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase.  Additionally, the Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract or if the value of the currency changes unfavorably to the U.S. dollar.

Options Contracts
The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives.  The Fund may use put option contracts to protect higher quality bonds in the portfolio against market value declines resulting from anticipated higher long-term interest rates.  The Fund may use call option contracts to reduce the impact of price increases of higher quality bonds which the Fund may purchase on a later date when lower long-term interest rates are anticipated.  An option contract on an interest rate futures contract is an option, for which a negotiated premium is paid, with an exchange-specified expiration date, to enter into an interest rate futures contract that is exchange-specified in terms of the financial instrument, settlement date, and exercise price.  A “put” on an interest rate futures contract requires a writer of the contract to enter into the buy side of the specified interest rate futures contract if a buyer of the put exercises the put before the expiration date.  A “call” on an interest rate futures contract requires a writer of the contract to enter into the sell side of the specified interest rate futures contract if a buyer of the call exercises the call before the expiration date.  Exercise of the option requires that the writer immediately deposit initial margin on the interest rate futures contract and immediately mark any loss position to the market.  Upon exercise of the option, the Fund may immediately enter into an offsetting futures contract with respect to the futures contract that it was exercised.  Options contracts involve, to varying degrees, risk of loss in excess of the premium paid or received. The primary risks associated with the use of option contracts on futures contracts involves similar risks to trading in the underlying futures contracts, including the imperfect correlation between the change in value of the securities held by the Fund and the prices of the underlying futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market.  Option contracts entered into by the Fund are traded on public markets that are regulated by the Commodities Futures Trading Commission.  The Fund did not hold options contracts at March 31, 2010.

Repurchase Agreements
The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund agrees to purchase a security with a simultaneous agreement by the seller to repurchase the security back from the Fund at a specified price and date or upon demand.  The Fund, through the Custodian or sub-custodian bank, receives delivery of the underlying securities as collateral, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the collateral’s value is at least equal to the principal amount of the repurchase price plus accrued interest.  The Custodian holds the collateral in a separate account until the agreement matures.  If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty, realization of the collateral by the Fund may be delayed or limited.  Repurchase agreements held by the Fund are reflected in the Investment Portfolio under the short term investments caption.

Income Tax Information
At March, 31 2010, the aggregate cost of investment securities for income tax purposes was $196,662,858. Net unrealized depreciation aggregated to $1,692,855, of which $1,673,281 related to appreciated investment securities and $3,366,136 related to depreciated investment securities.

Restricted Securities
Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the Securities Exchange Act of 1933, as amended. The following table consists of restricted securities, including Rule 144A securities that have not been deemed liquid by the Fund's investment adviser, held by the Fund at March 31, 2010.

			Value
	Acquisition		End	Percent of
	Date	Cost	of Period	Net Assets
Coffeyville Resources LLC, 9.00%, 04/01/15	03/25/10	$ 1,119,499	$ 1,144,688	0.7%
Continental Resources Inc., 7.38%, 10/01/20	03/30/10	1,007,500	991,250	0.6
		$ 2,126,999	$ 2,135,938	1.3%

For additional information on the Fund's policies regarding investments and other significant accounting matters, please refer to the Fund's most recent annual or semi-annual report.

Change in Investment Adviser
On February 9, 2010, the Board approved an Interim Investment Advisory Agreement (“Interim Agreement”) with Pacific Investment Management Company LLC (“PIMCO”) that began on March 15, 2010 and will continue in effect for no more than 150 days and until a definitive agreement is approved by the Fund's stockholders.  The Fund intends to present a definitive contract with PIMCO for approval by stockholders at the Fund’s annual meeting of stockholders currently scheduled for July 8, 2010.  Proxy materials will be sent to stockholders in advance of the annual meeting.

Item 2.  Controls and Procedures.

(a)
The President/Principal Executive Officer and the Treasurer/Principal Financial Officer of the registrant have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within ninety (90) days of the filing date of this report on Form N-Q, that such controls and procedures are effective and that the design and operation of such procedures ensures that information required to be disclosed by the registrant in this report on Form N-Q is recorded, processed, summarized, and reported within the time periods specified in the U.S. Securities and Exchange Commission’s rules and forms.

(b)
There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.  Exhibits.

Certifications pursuant to Rule 30a-2(a) under the Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Montgomery Street Income Securities, Inc.

By:	/s/ Mark D. Nerud
Mark D. Nerud
President and Principal Executive Officer

Date:	May 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
President and Principal Executive Officer

Date:	May 28, 2010

By:	/s/ Daniel W. Koors
Daniel W. Koors
Treasurer and Principal Financial Officer

Date:	May 28, 2010

Exhibit List

Exhibit 3(a):	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act.

Exhibit 3(b):	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act.